Exhibit 99.1

Balance Reductions

The accounts in the trust portfolio may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. For the twelve months ended March 31, 2022, the average monthly balance reduction rate for the accounts in the trust portfolio attributable to such returns and fraud was 2.00%.

The following information regarding the trust portfolio is as of March 31, 2022:

•          total transferred receivables: $7,079,435,925;

•          principal receivables: $6,876,809,786;

•          finance charge receivables: $202,626,139; and

•          total number of accounts designated to the trust portfolio: 6,625,597.

As of March 31, 2022:

•          the accounts designated for the trust portfolio had an average total receivable balance of approximately $1,068 and an average credit limit of approximately $6,103;

•          for accounts designated for the trust portfolio, the percentage of the aggregate total receivable balance to the aggregate total credit limit was 17.5%; and

•          the average age of the accounts designated for the trust portfolio was approximately 78 months.

The following tables summarize the trust portfolio by various criteria as of March 31, 2022 for each of the program partners included in the trust portfolio.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

•          Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

•          Number of Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated.

Composition by Program Partner of the Trust Portfolio

Program Partner	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Sam's Club Dual Card	$1,939,572,060	27.4%	1,324,015	20.0%
TJX Dual Card	1,400,727,780	19.8%	1,885,582	28.5%
Lowe's Private Label Credit Card	1,236,377,082	17.5%	1,305,747	19.7%
Amazon Private Label Credit Card	720,091,148	10.2%	903,880	13.6%
PayPal Dual Card	701,564,544	9.9%	434,820	6.6%
Synchrony MasterCard	415,567,716	5.9%	212,969	3.2%
American Eagle Dual Card	328,020,508	4.6%	290,360	4.4%
JCPenney Dual Card	208,393,644	2.9%	158,727	2.4%
Dick's Sporting Goods Dual Card	106,123,650	1.5%	92,772	1.4%
Other	22,997,793	0.3%	16,725	0.3%
Total	$7,079,435,925	100%	6,625,597	100%

Composition by Account Balance Range of the Trust Portfolio

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(11,989,113)	-0.2%	101,045	1.5%
No Balance	-	0.0%	1,802,392	27.2%
$0.01-$500.00	388,002,317	5.5%	2,055,701	31.0%
$500.01-$1,000.00	531,631,777	7.5%	732,506	11.1%
$1,000.01-$2,000.00	1,129,174,605	16.0%	776,855	11.7%
$2,000.01-$3,000.00	1,013,998,475	14.3%	413,039	6.2%
$3,000.01-$4,000.00	852,307,942	12.0%	245,782	3.7%
$4,000.01-$5,000.00	728,172,951	10.3%	162,620	2.5%
$5,000.01-$6,000.00	623,789,585	8.8%	113,902	1.7%
$6,000.01-$7,000.00	487,238,331	6.9%	75,236	1.1%
$7,000.01-$8,000.00	412,955,725	5.8%	55,229	0.8%
$8,000.01-$9,000.00	282,980,614	4.0%	33,428	0.5%
$9,000.01-$10,000.00	253,208,481	3.6%	26,668	0.4%
$10,000.01-$15,000.00	322,268,399	4.6%	27,684	0.4%
$15,000.01-$20,000.00	44,408,793	0.6%	2,643	0.0%
$20,000.01 or more	21,287,043	0.3%	867	0.0%
Total	$7,079,435,925	100%	6,625,597	100%

Composition by Credit Limit Range of the Trust Portfolio

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$31,332,928	0.4%	220,104	3.3%
$500.01-$1,000.00	$105,293,084	1.5%	273,520	4.1%
$1,000.01-$2,000.00	$460,553,816	6.5%	789,708	11.9%
$2,000.01-$3,000.00	$565,549,529	8.0%	830,386	12.5%
$3,000.01-$4,000.00	$545,075,660	7.7%	678,410	10.2%
$4,000.01-$5,000.00	$554,148,425	7.8%	532,440	8.0%
$5,000.01-$6,000.00	$569,202,650	8.0%	447,143	6.7%
$6,000.01-$7,000.00	$506,758,662	7.2%	388,305	5.9%
$7,000.01-$8,000.00	$642,820,001	9.1%	446,811	6.7%
$8,000.01-$9,000.00	$416,813,742	5.9%	332,023	5.0%
$9,000.01-$10,000.00	$962,909,064	13.6%	648,374	9.8%
$10,000.01-$20,000.00	$1,597,390,196	22.6%	1,001,271	15.1%
$20,000.01 or more	$121,588,164	1.7%	37,102	0.6%
Total	$7,079,435,925	100%	6,625,597	100%

Composition by Account Age Range of the Trust Portfolio

Account Age Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	23,594,160	0.3%	42,742	0.6%
Over 12 Months to 24 Months	275,729,412	3.9%	468,088	7.1%
Over 24 Months to 36 Months	618,549,434	8.7%	756,147	11.4%
Over 36 Months to 48 Months	683,126,754	9.6%	714,990	10.8%
Over 48 Months to 60 Months	860,157,155	12.2%	881,582	13.3%
Over 60 Months to 72 Months	1,116,147,813	15.8%	883,271	13.3%
Over 72 Months to 84 Months	917,416,946	13.0%	728,145	11.0%
Over 84 Months to 96 Months	873,104,427	12.3%	701,472	10.6%
Over 96 Months to 108 Months	644,275,056	9.1%	505,768	7.6%
Over 108 Months to 120 Months	367,142,935	5.2%	331,961	5.0%
Over 120 Months	700,191,834	9.9%	611,431	9.2%
Total	$7,079,435,925	100%	6,625,597	100%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances, as applicable, as of March 31, 2022 for each of the program partners included in the trust portfolio. Since the largest number of cardholders (based on billing addresses) whose accounts are designated for the trust portfolio were in the five states listed below, adverse economic conditions affecting cardholders residing in those areas could affect timely payment by the related cardholders of amounts due on the accounts and, accordingly, the rate of delinquencies and losses for the trust portfolio.

Composition by Billing Address of the Trust Portfolio

Billing Address	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$625,476,346	8.8%	514,411	7.8%
California	584,506,292	8.3%	601,779	9.1%
Florida	544,881,116	7.7%	531,221	8.0%
New York	427,036,992	6.0%	433,177	6.5%
Pennsylvania	374,406,611	5.3%	362,816	5.5%
Other	4,523,128,567	63.9%	4,182,193	63.1%
Total	$7,079,435,925	100.0%	6,625,597	100.0%

Composition by Delinquency Status of the Trust Portfolio

Delinquency Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$6,835,838,454	96.6%	6,509,872	98.3%
1 – 29 Days	116,894,172	1.7%	68,127	1.0%
30 – 59 Days	37,653,839	0.5%	15,613	0.2%
60 – 89 Days	26,722,688	0.4%	10,301	0.2%
90 – 119 Days	23,558,555	0.3%	8,479	0.1%
120 – 149 Days	21,468,002	0.3%	7,569	0.1%
150 or More Days	17,300,214	0.2%	5,636	0.1%
Total	$7,079,435,925	100%	6,625,597	100%

Composition by VantageScore Credit Score

In determining whether to grant credit to a potential account holder, the bank scores each application based on the applicant’s credit bureau report using industry (such as a VantageScore credit score or other credit scores) and proprietary credit and fraud models and bankruptcy scorecards. VantageScore credit scores or equivalent are obtained at origination of the account and are refreshed, at a minimum quarterly, to assist in predicting customer behavior. The bank may use alternative data sources to assess applicants for whom a credit score is not available.

A VantageScore credit score is a measurement derived from a proprietary credit scoring method owned by VantageScore Solutions, LLC to determine the likelihood that credit users will pay their credit obligations in accordance with the terms of their accounts. Although VantageScore Solutions, LLC discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience) and level of utilization of available credit. VantageScore credit scores range from 300 to 850, and a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. VantageScore credit scores for any one individual may be determined by up to three independent credit bureaus and may vary by credit bureau.

VantageScore credit scores are based on independent, third-party information, the accuracy of which we cannot verify. VantageScore credit scores were not developed specifically for use in connection with credit card accounts, but for consumer credit products in general.

VantageScore credit scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by VantageScore Solutions, LLC. Because the composition of the accounts designated for the trust may change over time, this table is not necessarily indicative of credit scores at origination of the accounts or the composition of the accounts in the trust at any specific time thereafter.

The following table reflects receivables based on cardholders’ statement balances for March 2022, and the composition of accounts by VantageScore credit score as most recently refreshed:

Composition by VantageScore Credit Score Range of the Trust Portfolio

VantageScore Credit Score Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$285,990,289	4.0%
600-659	1,217,242,903	17.2%
660-719	2,211,386,482	31.2%
720 and above	3,348,713,974	47.3%
No score	16,102,277	0.23%
Total	$7,079,435,925	100.0%

Trust Portfolio - Cardholder Monthly Payment Rates

	Three Months Ended March 31,	Calendar Year				One Month Ended December 31,
	2022	2021	2020	2019	2018	2017
Lowest Month	22.73%	20.56%	18.65%	18.98%	18.17%	21.90%
Highest Month	25.20%	27.01%	23.52%	24.98%	22.76%	21.90%
Monthly Average	24.27%	24.92%	21.10%	21.16%	20.53%	21.90%

Trust Portfolio - Payment Status

	Percentage of Accounts
	Three Billing Cycles Ended March 31, 2022	Twelve Billing Cycles Ended in December, 2021	Twelve Billing Cycles Ended in December, 2020	Twelve Billing Cycles Ended in December, 2019	Twelve Billing Cycles Ended in December, 2018	One Billing Cycle Ended in December, 2017
Less than Minimum Payment	6.39%	6.19%	6.77%	7.49%	7.01%	6.61%
Minimum Payment	13.83%	12.75%	13.44%	14.26%	14.08%	12.01%
Greater than Minimum Payment, Less than Full Payment	38.43%	36.69%	38.72%	38.28%	39.99%	39.20%
Full Payment or Greater than Full Payment	41.35%	44.38%	41.06%	39.97%	38.91%	42.18%

We cannot assure you that the cardholder monthly payment rates or the payment experience for the selected portfolio or trust portfolio in the future will be similar to the historical experience set forth in the tables above. In addition, the amount of collections of receivables may vary from month to month due to seasonal variations, general economic conditions, payment habits of individual cardholders and changes in minimum payment formulas.